Exhibit 99.1

First M&F Corp. Investor Information
CONTACT:	John G. Copeland
EVP & Chief Financial Officer
(662) 289-8594

July 20, 2011

FOR IMMEDIATE RELEASE

First M&F Posts Sixth Consecutive Profitable Quarter as Credit Continues to Improve

KOSCIUSKO, Miss. - First M&F Corp. (NASDAQ: FMFC) reported today a net profit for the quarter ended June 30, 2011 of $1.106 million.  Net income for the quarter allocated to common shareholders was $.661million, or $.07 basic and diluted earnings per share, compared to the first quarter of 2011 earnings of $.515 million, or $.06 basic and diluted earnings per share and earnings of $.826 million, or $.09 basic and diluted earnings per share for the second quarter of 2010.

Hugh Potts, Jr., Chairman and CEO commented, “The pathway to full recovery continued in the second quarter of 2011 for the sixth consecutive quarter of positive earnings.  The progress from 2009 has been substantial and, in many aspects, remarkable.  The pace remains less than brisk, yet has brought M&F quite a distance from the trough of the recessionary cycle.  The trends are positive and consistent for which we are grateful.”

Net Interest Income

Reported net interest income was improved by 11.54% compared to the second quarter of 2010, with the net interest margin increasing to 3.75% on a tax equivalent basis in the second quarter of 2011 as compared to 3.40% in the second quarter of 2010. The significant contributors to the increase in net interest income year over year was the improvement in spreads, primarily due to lower cost of funds followed by a continuing trend downward in new nonaccrual loans. The net interest margin for the first quarter of 2011 was 3.59% as compared to 3.57% for the fourth quarter of 2010 and 3.60% for the third quarter of 2010.  Loan yields fell to 5.85% in the second quarter of 2011 from 6.08% in the second quarter of 2010, with downward pressure on loan pricing more than offsetting yield improvement from fewer new nonaccrual loans. Loan yields fell from the first quarter of 2011 to the second quarter as well. Average loans were $1.050 billion for the second quarter of 2011 as compared to $1.057 billion for the first quarter of 2011 and $1.038 billion during the second quarter of 2010. Loans decreased by $6.7 million in the second quarter of 2011 and fell by $8.9 million in the first quarter.  Mr. Potts stated, “Widening margins are a reflection of interest rate conditions and credit improvement somewhat offset by continued sluggish loan demand and growth.  Our objective is to outperform the economy…an exciting challenge.”

Deposit costs decreased in the second quarter of 2011 from the first quarter of 2011 and from the second quarter of 2010, in response to the continuing low rate environment.  Deposit costs were 1.20% in the second quarter of 2011 as compared to 1.75% in the second quarter of 2010. Deposits grew by $24.4 million during the second quarter of 2011 and have grown $80.7 million since the second quarter of 2010. Management plans to continue to focus on core deposit growth for 2010 to encourage relationship-driven deposits as a stable source of funding.

Loans as a percentage of assets were 64.36% at June 30, 2011 as compared to 66.19% at June 30, 2010 and 66.09% at December 31, 2010. Loans grew by less than 1% since the second quarter of 2010 while deposits grew by 6.00%.

Non-interest Income

Non-interest income, excluding securities transactions and impairment of investments, for the second quarter of 2011 fell by 4.62% compared to the second quarter of 2010, with deposit-related income down 3.62%.  Insurance agency commissions were flat quarter over quarter.

A major part of non-interest income is from deposit sources. Although down overall, deposit revenues continue to be supported by debit card fee income, which grew by 18.74% in the second quarter of 2011 compared to the second quarter of 2010, while overdraft fee income fell by 12.96%.

Non-interest Expenses

Non-interest expenses were higher by 7.20% in the second quarter of 2011 as compared to the second quarter of 2010 largely due to higher foreclosed property expenses.

Credit Quality

Annualized net loan charge-offs as a percent of average loans for the second quarter of 2011 were .20% as compared to 2.01% for the same period in 2010.  Net charge-offs totaled $.518 million for the quarter versus $5.194 million a year ago and $1.562 million in the first quarter of 2011.  Non-accrual and 90-day past due loans as a percent of total loans were 3.20% at the end of the second quarter of 2011 as compared to 3.54% at the end of the 2010 quarter. The allowance for loan losses as a percentage of loans was 1.80% at June 30, 2011 as compared to 1.76% at June 30, 2010. The provision for loan losses fell slightly to $2.280 million in the second quarter of 2011 from $2.380 million in the second quarter of 2010.  Mr. Potts commented, “Credit quality as reflected in a lower level of newly occurring credit issues and overall portfolio trends is significantly improving.” Commenting further, Mr. Potts said, “The disposition of non-performing assets continues at a measured pace influenced greatly by the tepid and uncertain economic recovery.”

Balance Sheet

Total assets at June 30, 2011 were $1.623 billion as compared to $1.604 billion at the end of 2010 and $1.568 billion at June 30, 2010. Total loans were $1.045 billion compared to $1.060 billion at the end of 2010 and $1.038 billion at June 30, 2010. Deposits were $1.424 billion compared to $1.375 billion at the end of 2010 and $1.344 billion at June 30, 2010. Total capital was $110.053 million, or $10.20 in book value per common share, at June 30, 2011.  Mr. Potts further added, “The M&F team has demonstrated great individual and collective attitudes and dedication resulting in a positive and tenacious approach to dealing with the issues at hand.”  In closing Mr. Potts said, “Willingness to deal realistically with these issues with a positive, confident mindset has been both remarkable and gratifying.  From the Boardroom to the back room, from our clients’ offices to our lobbies, the M&F family is on task to remove encumbrances to full recovery for our customers, communities and shareholders.”

About First M&F Corporation

First M&F Corp., the parent of M&F Bank, is committed to proceed with its mission of making the mid-south better through the delivery of excellence in financial services to 33 communities in Mississippi, Alabama, Tennessee and Florida.

Caution Concerning Forward-Looking Statements

This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in economic, business, competitive, market and regulatory factors. More detailed information about those factors is contained in First M&F Corporation's filings with the Securities and Exchange Commission.

First M&F Corporation
Condensed Consolidated Statements of Condition (Unaudited)
(In thousands, except share data)

	June 30	December 31	June 30
	2011	2010	2010
Cash and due from banks	$41,146	$45,099	$34,213
Interest bearing bank balances	103,847	72,103	53,449
Federal funds sold	25,000	25,000	31,000
Securities available for sale (cost of $288,304, $274,421 and $275,867)	293,133	276,929	282,508
Loans held for sale	2,117	6,242	4,484

Loans	1,044,595	1,060,146	1,038,115
Allowance for loan losses	18,805	16,025	18,301
Net loans	1,025,790	1,044,121	1,019,814

Bank premises and equipment	40,564	40,696	41,659
Accrued interest receivable	5,970	6,380	6,572
Other real estate	30,650	31,125	31,231
Other intangible assets	4,799	5,013	5,226
Other assets	50,074	51,256	58,234
Total assets	$1,623,090	$1,603,964	$1,568,390

Non-interest bearing deposits	$243,626	$212,199	$227,825
Interest bearing deposits	1,180,873	1,163,213	1,115,986
Total deposits	1,424,499	1,375,412	1,343,811

Federal funds and repurchase agreements	5,047	33,481	17,045
Other borrowings	45,492	50,416	58,874
Junior subordinated debt	30,928	30,928	30,928
Accrued interest payable	1,306	1,470	1,831
Other liabilities	5,765	5,192	8,194
Total liabilities	1,513,037	1,496,899	1,460,683

Preferred stock, 30,000 shares issued and outstanding	16,962	16,390	28,964
Common stock, 9,131,387, 9,106,803 and 9,069,346 shares issued & outstanding	45,657	45,534	45,347
Additional paid-in capital	31,935	31,883	31,932
Nonvested restricted stock awards	718	784	743
Retained earnings (deficit)	13,224	12,225	(1,529)
Accumulated other comprehensive income	1,557	249	2,249
Total First M&F Corp equity	110,053	107,065	107,706
Noncontrolling interests in subsidiaries	-	-	1
Total equity	110,053	107,065	107,707
Total liabilities & equity	$1,623,090	$1,603,964	$1,568,390

First M&F Corporation and Subsidiary
Condensed Consolidated Statements of Income (Unaudited)
(In thousands, except share data)

	Three Months Ended June 30		Six Months Ended June 30
	2011	2010	2011	2010
Interest and fees on loans	$15,281	$15,687	$30,656	$31,075
Interest on loans held for sale	27	46	68	124
Taxable investments	1,931	2,032	3,702	4,077
Tax exempt investments	302	392	616	822
Federal funds sold	15	24	31	50
Interest bearing bank balances	46	41	98	86
Total interest income	17,602	18,222	35,171	36,234

Interest on deposits	3,523	4,971	7,370	10,161
Interest on fed funds and repurchase agreements	7	15	22	34
Interest on other borrowings	509	846	1,033	1,912
Interest on subordinated debt	292	492	750	988
Total interest expense	4,331	6,324	9,175	13,095

Net interest income	13,271	11,898	25,996	23,139
Provision for possible loan losses	2,280	2,380	4,860	4,660
Net interest income after loan loss	10,991	9,518	21,136	18,479

Service charges on deposits	2,473	2,566	4,931	5,046
Mortgage banking income	323	469	679	812
Agency commission income	936	935	1,828	1,833
Fiduciary and brokerage income	152	144	285	265
Other income	572	558	1,411	1,517
Other-than-temporary impairment on securities, net of $87, $68, $143 and $2 recognized in other comprehensive income	(85)	(164)	(381)	(366)
Gains on AFS securities	341	708	1,690	1,712
Total noninterest income	4,712	5,216	10,443	10,819

Salaries and employee benefits	7,157	6,893	14,113	13,718
Net occupancy expense	951	977	1,940	1,946
Equipment expenses	451	658	916	1,309
Software and processing expenses	395	417	794	819
FDIC insurance assessments	923	839	1,697	1,685
Foreclosed property expenses	1,468	419	3,821	875
Intangible asset amortization and impairment	107	106	214	213
Other expenses	2,851	3,033	5,619	6,186
Total noninterest expense	14,303	13,342	29,114	26,751

Net income before taxes	1,400	1,392	2,465	2,547
Income tax expense	294	120	409	421
Net income	1,106	1,272	2,056	2,126
Net income attributable to noncontrolling interests	-	-	-	1
Net income attributable to First M&F Corp	$1,106	$1,272	$2,056	$2,125

Earnings Per Common Share Calculations:
Net income attributable to First M&F Corp	$1,106	$1,272	$2,056	$2,125
Dividends and accretion on preferred stock	(440)	(439)	(872)	(876)
Net income applicable to common stock	666	833	1,184	1,249
Earnings attributable to participating securities	5	7	8	10
Net income allocated to common shareholders	$661	$826	$1,176	$1,239

Weighted average shares (basic)	9,118,267	9,069,346	9,113,706	9,069,346
Weighted average shares (diluted)	9,118,267	9,069,346	9,113,706	9,069,346
Basic earnings per share	$0.07	$0.09	$0.13	$0.14
Diluted earnings per share	$0.07	$0.09	$0.13	$0.14

First M&F Corporation
Financial Highlights

	YTD Ended	YTD Ended	YTD Ended	YTD Ended
	June 30	December 31	June 30	December 31
	2011	2010	2010	2009
Performance Ratios:
Return on assets (annualized)	0.26%	0.25%	0.26%	-3.63%
Return on equity (annualized) (a)	3.83%	3.74%	4.06%	-42.97%
Return on common equity (annualized) (a)	2.61%	2.87%	3.29%	-53.73%
Efficiency ratio (c)	78.92%	78.47%	77.42%	89.87%
Net interest margin (annualized, tax-equivalent)	3.67%	3.43%	3.28%	3.29%
Net charge-offs to average loans (annualized)	0.40%	1.65%	2.00%	4.50%
Nonaccrual loans to total loans	3.13%	3.11%	3.41%	4.17%
90 day accruing loans to total loans	0.07%	0.09%	0.17%	0.23%

	QTD Ended	QTD Ended	QTD Ended	QTD Ended
	June 30	March 31	December 31	September 30
	2011	2011	2010	2010
Per Common Share (diluted):
Net income	$0.07	$0.06	$0.03	$1.49
Cash dividends paid	0.01	0.01	0.01	0.01
Book value	10.20	9.98	9.96	10.18
Closing stock price	3.78	4.08	3.74	3.38

Loan Portfolio Composition: (in thousands)
Commercial, financial and agricultural	$152,063	$137,620	$133,226	$137,824
Non-residential real estate	621,546	642,372	646,731	626,747
Residential real estate	187,932	189,290	195,184	196,299
Home equity loans	38,891	38,622	40,305	40,523
Consumer loans	44,163	43,357	44,700	45,620
Total loans	$1,044,595	$1,051,261	$1,060,146	$1,047,013

Deposit Composition: (in thousands)
Noninterest-bearing deposits	$243,626	$208,457	$212,199	$220,556
NOW deposits	397,281	411,898	364,209	307,533
MMDA deposits	174,127	161,959	166,455	162,955
Savings deposits	117,830	116,714	114,769	117,175
Core certificates of deposit under $100,000	255,847	261,087	268,272	267,350
Core certificates of deposit $100,000 and over	217,540	222,617	234,500	228,543
Brokered certificates of deposit under $100,000	4,611	2,880	3,074	3,005
Brokered certificates of deposit $100,000 and over	13,637	14,464	11,934	14,762
Total deposits	$1,424,499	$1,400,076	$1,375,412	$1,321,879

Nonperforming Assets: (in thousands)
Nonaccrual loans	$32,800	$37,407	$33,127	$37,082
Other real estate	30,650	29,660	31,125	38,631
Investment securities	693	639	698	596
Total nonperforming assets	$64,143	$67,706	$64,950	$76,309
Accruing loans past due 90 days or more	$784	$338	$951	$858
Restructured loans (accruing)	$22,988	$16,320	$18,052	$18,518
Total nonaccrual loan to loans	3.13%	3.55%	3.11%	3.53%
Total nonperforming credit assets to loans and ORE	5.89%	6.19%	5.85%	6.95%
Total nonperforming assets to assets ratio	3.95%	4.21%	4.05%	4.93%

Allowance For Loan Loss Activity: (in thousands)
Beginning balance	$17,043	$16,025	$20,077	$18,301
Provision for loan loss	2,280	2,580	2,280	2,280
Charge-offs	(1,442)	(2,147)	(6,536)	(1,485)
Recoveries	924	585	204	981
Ending balance	$18,805	$17,043	$16,025	$20,077

First M&F Corporation
Financial Highlights

QTD Ended	QTD Ended	QTD Ended	QTD Ended
June 30	March 31	December 31	September 30
2011	2011	2010	2010
Condensed Income Statements: (in thousands)

Interest income	$17,602	$17,569	$17,603	$17,855
Interest expense	4,331	4,844	5,235	5,561
Net interest income	13,271	12,725	12,368	12,294
Provision for loan losses	2,280	2,580	2,280	2,280
Noninterest revenues	4,712	5,731	4,956	4,746
Noninterest expenses	14,303	14,811	14,628	13,111
Net income before taxes	1,400	1,065	416	1,649
Income tax expense (benefit)	294	115	(226)	407
Noncontrolling interest	-	-	1	(3)
Net income	$1,106	$950	$641	$1,245
Preferred dividends	(440)	(432)	(375)	(441)
Gain on exchange of preferred stock (Note 1)	-	-	-	12,867
Net income applicable to common stock	666	518	266	13,671
Earnings (loss) attributable to participating securities	5	3	(1)	106
Net income allocated to common shareholders	$661	$515	$267	$13,565

Tax-equivalent net interest income	$13,495	$12,955	$12,624	$12,563

Selected Average Balances: (in thousands)
Assets	$1,598,871	$1,622,363	$1,574,426	$1,553,415
Loans held for investment	1,050,136	1,056,903	1,041,453	1,046,242
Earning assets	1,444,677	1,463,032	1,404,766	1,384,289
Deposits	1,396,331	1,403,733	1,341,738	1,331,624
Equity	108,911	107,633	109,110	108,535
Common equity	92,096	91,102	90,612	79,547

Selected Ratios:
Return on average assets (annualized)	0.28%	0.24%	0.16%	0.32%
Return on average equity (annualized) (a)	4.07%	3.58%	2.33%	4.55%
Return on average common equity (annualized) (a)	2.90%	2.31%	1.16%	4.01%
Average equity to average assets	6.81%	6.63%	6.93%	6.99%
Tangible equity to tangible assets (b)	6.50%	6.41%	6.38%	6.72%
Tangible common equity to tangible assets (b)	5.46%	5.37%	5.36%	5.67%
Net interest margin (annualized, tax-equivalent)	3.75%	3.59%	3.57%	3.60%
Efficiency ratio (c)	78.56%	79.26%	83.22%	75.75%
Net charge-offs to average loans (annualized)	0.20%	0.60%	2.41%	0.19%
Nonaccrual loans to total loans	3.13%	3.55%	3.11%	3.53%
90 day accruing loans to total loans	0.07%	0.03%	0.09%	0.08%
Price to book	0.37	x	0.41	x	0.38	x	0.33	x
Price to earnings	13.50	x	17.00	x	31.17	x	0.57	x

First M&F Corporation
Financial Highlights

Historical Earnings Trends:
		Earnings	Earnings
		Applicable to	Allocated to
		Common	Common
	Earnings	Stock	Shareholders	EPS
	(in thousands)	(in thousands)	(in thousands)	(diluted)
2Q 2011	$1,106	$666	$661	$0.07
1Q 2011	950	518	515	0.06
4Q 2010	641	266	267	0.03
3Q 2010	1,245	13,671	13,565	1.49
2Q 2010	1,272	833	826	0.09
1Q 2010	853	416	413	0.05
4Q 2009	(27,311)	(27,747)	(27,488)	(3.03)
3Q 2009	(136)	(571)	(580)	(0.06)
2Q 2009	(5,111)	(5,550)	(5,498)	(0.61)

Revenue Statistics:
		Non-interest	Non-interest
	Revenues	Revenues to	Revenues to
	Per FTE	Ttl. Revenues	Avg. Assets
	(thousands)	(percent)	(percent)
2Q 2011	$36.6	25.88%	1.18%
1Q 2011	37.9	30.67%	1.43%
4Q 2010	35.4	28.19%	1.25%
3Q 2010	34.9	27.42%	1.21%
2Q 2010	35.1	29.98%	1.31%
1Q 2010	34.4	32.66%	1.39%
4Q 2009	32.8	26.09%	1.05%
3Q 2009	34.4	29.81%	1.30%
2Q 2009	31.2	29.92%	1.24%

Expense Statistics:
	Non-interest
	Expense to	Efficiency
	Avg. Assets	Ratio
	(percent)	(percent) (c)
2Q 2011	3.59%	78.56%
1Q 2011	3.70%	79.26%
4Q 2010	3.69%	83.22%
3Q 2010	3.35%	75.75%
2Q 2010	3.35%	76.69%
1Q 2010	3.32%	78.16%
4Q 2009	8.25%	106.73%
3Q 2009	3.41%	78.34%
2Q 2009	3.94%	95.10%

First M&F Corporation
Average Balance Sheets/Yields and Costs (tax-equivalent)
(In thousands with yields and costs annualized)
	QTD June 2011		QTD June 2010
	Average		Average
	Balance	Yield/Cost	Balance	Yield/Cost
Interest bearing bank balances	$71,291	0.26%	$68,553	0.24%
Federal funds sold	25,000	0.25%	39,548	0.24%
Taxable investments (amortized cost)	262,915	2.95%	243,858	3.34%
Tax-exempt investments (amortized cost)	32,407	5.98%	41,696	6.01%
Loans held for sale	2,928	3.75%	6,363	2.90%
Loans held for investment	1,050,136	5.85%	1,038,148	6.08%
Total earning assets	1,444,677	5.00%	1,438,166	5.16%
Non-earning assets	154,194		160,119
Total average assets	$1,598,871		$1,598,285

NOW	$400,942	0.71%	$322,791	1.06%
MMDA	167,657	0.77%	143,445	1.13%
Savings	117,783	1.12%	113,983	1.28%
Certificates of Deposit	493,722	1.76%	559,825	2.40%
Short-term borrowings	8,637	0.34%	10,728	0.57%
Other borrowings	77,440	4.15%	111,440	4.82%
Total interest bearing liabilities	1,266,181	1.37%	1,262,212	2.01%
Non-interest bearing deposits	216,227		222,318
Non-interest bearing liabilities	7,552		8,374
Preferred equity	16,815		28,931
Common equity	92,096		76,450
Total average liabilities and equity	$1,598,871		$1,598,285
Net interest spread		3.63%		3.15%
Effect of non-interest bearing deposits		0.20%		0.30%
Effect of leverage		-0.08%		-0.05%
Net interest margin, tax-equivalent		3.75%		3.40%
Less tax equivalent adjustment:
Investments		0.05%		0.06%
Loans		0.02%		0.02%
Reported book net interest margin		3.68%		3.32%

First M&F Corporation
Average Balance Sheets/Yields and Costs (tax-equivalent)
(In thousands with yields and costs annualized)
	YTD June 2011		YTD June 2010
	Average		Average
	Balance	Yield/Cost	Balance	Yield/Cost
Interest bearing bank balances	$82,515	0.24%	$74,854	0.23%
Federal funds sold	25,000	0.25%	44,670	0.22%
Taxable investments (amortized cost)	256,026	2.92%	239,969	3.43%
Tax-exempt investments (amortized cost)	33,169	5.98%	44,105	5.99%
Loans held for sale	3,593	3.81%	8,920	2.81%
Loans held for investment	1,053,501	5.88%	1,047,113	6.00%
Total earning assets	1,453,804	4.94%	1,459,631	5.09%
Non-earning assets	156,748		158,780
Total average assets	$1,610,552		$1,618,411

NOW	$401,866	0.76%	$326,422	1.07%
MMDA	164,635	0.81%	145,276	1.11%
Savings	116,805	1.17%	113,126	1.30%
Certificates of Deposit	503,896	1.81%	568,309	2.45%
Short-term borrowings	16,235	0.27%	12,223	0.56%
Other borrowings	78,843	4.56%	121,573	4.81%
Total interest bearing liabilities	1,282,280	1.44%	1,286,929	2.05%
Non-interest bearing deposits	212,809		217,756
Non-interest bearing liabilities	7,188		8,244
Preferred equity	16,674		28,900
Common equity	91,601		76,582
Total average liabilities and equity	$1,610,552		$1,618,411
Net interest spread		3.50%		3.04%
Effect of non-interest bearing deposits		0.21%		0.30%
Effect of leverage		-0.04%		-0.06%
Net interest margin, tax-equivalent		3.67%		3.28%
Less tax equivalent adjustment:
Investments		0.05%		0.07%
Loans		0.01%		0.01%
Reported book net interest margin		3.61%		3.20%

First M&F Corporation
Notes to Financial Schedules

(a)	Return on equity is calculated as: (Net income attributable to First M&F Corp) divided by (Total equity)

Return on common equity is calculated as: (Net income attributable to First M&F Corp minus preferred dividends) divided by (Total First M&F Corp equity minus preferred stock)

(b)	Tangible equity to tangible assets is calculated as: (Total equity minus goodwill and other intangible assets) divided by (Total assets minus goodwill and other intangible assets)

Tangible common equity to tangible assets is calculated as: (Total First M&F Corp equity minus preferred stock minus goodwill and other intangible assets) divided by (Total assets minus goodwill and other intangible assets)

(c)	Efficiency ratio is calculated as: (Noninterest expense) divided by (Tax-equivalent net interest income plus noninterest revenues)

Note 1: On September 29, 2010 the Company issued 30,000 shares of Class B, Series CD, par value $1,000 preferred stock to the U.S. Treasury to acquire its 30,000 shares outstanding of Class B, Series A, par value $1,000 preferred stock. The Series CD preferred stock issued has a dividend rate of 2.00%. The estimated fair value of the Series CD preferred stock as of September 29, 2010 was $16,159,000. The Series A preferred stock carried a dividend rate of 5.00% and had a book value of $29,026,000 as of September 29, 2010. The acquisition of the Series A shares in exchange for the Series CD shares resulted in a gain of $12,867,000 which was recorded as a credit to retained earnings.